Filed Pursuant to Rule 497(e)

1933 Act File No. 333-205411

1940 Act File No. 811-23063

HORIZON FUNDS

Horizon Active Risk Assist® Fund

Horizon Defined Risk Fund

Horizon U.S. Defensive Equity Fund

(collectively, the “Funds”)

Supplement dated February 18, 2022

to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”) of the

Funds

This supplement makes the following amendments to disclosures in the Funds’ Prospectuses and Summary Prospectuses, each dated March 30, 2021, effective immediately:

The disclosure under the Summary Section titled “Portfolio Manager” on page 14 of the Prospectus and page 6 of the Summary Prospectus of the Horizon Active Risk Assist® Fund is hereby replaced with the following:

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Product Development of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Risk Assist Fund as Co-Portfolio Managers. Mr. Ladner has been a Co-Portfolio Manager of the Risk Assist Fund since its inception in September 2014, Dr. Dickson has been a Co-Portfolio Manager of the Risk Assist Fund since 2018 and Mr. Hill has been a Co-Portfolio Manager of the Risk Assist Fund since 2022.

The disclosure under the Summary Section titled “Portfolio Manager” on page 34 of the Prospectus and page 6 of the Summary Prospectus of the Horizon Defined Risk Fund is hereby replaced with the following:

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Product Development of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Defined Risk Fund as Co-Portfolio Managers. Mr. Ladner has been a Portfolio Manager of the Defined Risk Fund since its inception in 2016, Dr. Dickson has been a Co-Portfolio Manager of the Defined Risk Fund since 2018 and Mr. Hill has been a Co-Portfolio Manager of the Defined Risk Fund since 2022.

The disclosure under the Summary Section titled “Portfolio Manager” on page 40 of the Prospectus and page 6 of the Summary Prospectus of the Horizon U.S. Defensive Equity Fund is hereby replaced with the following:

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Product Development of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Defensive Fund as Co-Portfolio Managers. Mr. Ladner and Dr. Dickson have been Co-Portfolio Managers of the Defensive Fund since its inception in June 2019 and Mr. Hill has been a Co-Portfolio Manager of the Defensive Fund since 2022.

The disclosure under the Section titled “Portfolio Manager” on pages 58-59 of the Prospectus is hereby replaced with the following:

Ronald Saba, CFA – Senior Managing Director of Investment Management (Active Dividend Fund)

Mr. Saba has more than thirty years of experience performing fundamental research and managing equity portfolios. He joined Horizon Investments in 2009 and is responsible for all fundamental equity research. Prior to joining Horizon, Mr. Saba was Managing Partner and Chief Investment Officer of Charlotte Capital, LLC from 1999 through 2006, where he was lead portfolio manager for the firm’s two institutional investment products. Prior to his association with Charlotte Capital, Mr. Saba was a Portfolio Manager with Pioneer Investments where he was lead portfolio manager of institutional small cap value portfolios and co-managed the Pioneer Small Company mutual fund. Before that, Mr. Saba was a Portfolio Manager and Analyst with Heartland Advisors where he managed separately managed accounts and served as Co-Portfolio Manager of the Heartland Value Plus Fund. Mr. Saba holds a Masters of Business Administration from the University of Chicago Graduate School of Business and a Bachelor of Science Degree in Business Administration from The Ohio State University.

Scott Ladner – Chief Investment Officer (Active Asset Allocation Fund, Active Risk Assist Fund, Active Income Fund, Defined Risk Fund, Defensive Fund and ESG Fund)

Mr. Ladner serves as Chief Investment Officer and is the Chair of the Investment Committee for Horizon. In these capacities, he oversees all aspects of the Investment Management division for the firm. He also provides the Investment Management division with Macro analysis and interpretation of global derivatives, credit, foreign exchange, equity, and funding markets. His previous roles at Horizon included Head of Risk and Director of Quantitative & Alternative Strategies. Prior to joining Horizon, Mr. Ladner was a founder of Charlotte Global Advisors and Principal Guard, LLC. Mr. Ladner helped to launch an equity index volatility and dispersion trading unit at PEΔK6 Investments in Chicago, a proprietary listed option and volatility trading firm. Previously at First Union/Wachovia, Mr. Ladner founded and ran the equity swap and forwards portfolio while also managing equity option and volatility portfolios. He also co-founded and managed the Risk Arbitrage and Special Situations portfolio. Mr. Ladner then managed the swaption and cap/floor portion of the bank’s interest rate derivatives portfolio. Mr. Ladner received his BA in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

Mike Dickson, Ph.D. – Head of Research and Product Development (Active Asset Allocation Fund, Active Risk Assist Fund, Active Income Fund, Active Dividend Fund, Defined Risk Fund, Defensive Fund and ESG Fund)

Dr. Dickson serves as Head of Portfolio Management and in this role oversees all investment strategies managed by Horizon. He also conducts research on the development of quantitative methods and strategies that support Horizon’s investment process and new product development. His research is published in scholarly journals and he frequently speaks on these topics at industry conferences. In previous roles at Horizon he served as Director of Structured Financial Solutions and as a portfolio manager with an emphasis on retirement income and protection strategies. Dr. Dickson specializes in the areas of empirical asset pricing, portfolio construction, and factor models. Both during and after his Ph.D. studies he taught undergraduate and graduate school coursework in finance and portfolio management at UNC Charlotte. Prior to earning his Ph.D. he worked in financial analysis support roles at Premier, Inc. and Global Compliance. Dr. Dickson received his BS in Chemistry from Winthrop University and both an MS in Economics and Ph.D. in Finance from University of North Carolina at Charlotte.

Zachary F. Hill, CFA – Head of Portfolio Management (Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Active Income Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund)

Mr. Hill is part of the Investment Management division at Horizon Investments focusing on and providing investment insight on a broad range of asset allocation decisions from a global macro and derivatives perspective. Prior to joining Horizon in 2019, Mr. Hill served as a Senior Portfolio Analyst for Cold Spring Asset Management in New York from July 2016 to January 2017 and was a director within the foreign exchange option trading group at Wells Fargo in New York from 2010 to 2016. Mr. Hill began his career at Wachovia, acquired by Wells Fargo in 2008, in Charlotte in the FX Division. Mr. Hill holds a BA in Economics and a BA in Physics from the University of Virginia. Mr. Hill is also a CFA ® Charterholder.

Pankaj Bhatnagar, Ph.D – Managing Director and Lead Portfolio Manager (DIMA / ESG Fund)

Mr. Bhatnagar is a Portfolio Manager of the ESG Fund, and together with Mr. Puskar, is jointly and primarily responsible for the day-to-day management of the ESG Fund. He has managed the ESG Fund since its inception in December 2019. Mr. Bhatnagar joined Deutsche Bank Americas in 2000 and has served in various investment roles. He is currently Head of Core Equity and has been a named PM on several DWS strategies since 2010 and on Deutsche Wealth Management strategies since 2004. Previously, he served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers. Mr. Bhatnagar holds a degree in Civil Engineering from the Indian Institute of Technology; Masters of Business Administration, with a focus in Finance, from Kent State University; and a Ph.D. in Finance from University of North Carolina at Chapel Hill.

Arno V. Puskar – Director and Portfolio Manager (DIMA / ESG Fund)

Mr. Puskar is a Portfolio Manager of the ESG Fund, and together with Mr. Bhatnagar, is jointly and primarily responsible for the day-to-day management of the ESG Fund. He has managed the ESG Fund since its inception in December 2019. Mr. Puskar joined DWS Investment Management Americas in 1987 and has served in various investment roles. He has been a named PM on several strategies since 2016. Mr. Puskar holds a Bachelor of Science Degree in Industrial Engineering from Lehigh University and a Masters of Business Administration from Pepperdine University.

This supplement makes the following amendments to disclosures in the Funds’ SAI dated March 30, 2021, as supplemented, effective immediately:

The subsection titled “Other Accounts” under the heading Portfolio Managers on page 43 of the SAI is hereby replaced with the following:

Other Accounts

The following table identifies, for each portfolio manager of a Fund, the number of other accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Information in the table is shown as of November 30, 2021. Asset amounts are approximate and have been rounded. None of the portfolio managers manage accounts with performance-based fees.

Number of Other Accounts Managed and Assets by Account Type
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ronald Saba	0 $0	0 $0	6,100 $885 million
Scott Ladner	3 $218 million	0 $0	41,200 $3.98 billion
Mike Dickson, Ph.D.	3 $218 million	0 $0	41,200 $3.98 billion
Zach Hill	0 $0	0 $0	41,200 $3.98 billion
Pankaj Bhatnagari	8 $5.72 billion	0 $0	N/A (SMA) $6.7 billion
Arno V. Puskar	5 $4.98 billion	0 $0	N/A (SMA) $6.7 billion

The subsection titled “Ownership of Fund Shares” under the heading Portfolio Managers on page 45-46 of the SAI is hereby replaced with the following:

Ownership of Fund Shares

As of November 30, 2021, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned shares of each Fund as summarized in the following table using the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of November 30, 2021
Active Asset Allocation Fund
Mike Dickson, Ph.D.	E
Scott Ladner	F
Zach Hill	E
Active Risk Assist Fund
Scott Ladner	F
Mike Dickson, Ph.D.	C
Zach Hill	C
Active Income Fund
Mike Dickson, Ph.D.	A
Scott Ladner	C
Zach Hill	A
Active Dividend Fund
Ronald Saba	E
Mike Dickson, Ph.D.	A
Defined Risk Fund
Scott Ladner	E
Mike Dickson, Ph.D.	A
Zach Hill	C
ESG Fund
Scott Ladner	E
Mike Dickson, Ph.D.	A
Pankaj Bhatnagari (DIMA)	A
Arno V. Puskar (DIMA)	A
Defensive Fund
Scott Ladner	E
Mike Dickson, Ph.D.	E
Zach Hill	A

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Please retain this supplement for your reference.